UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2022

SERES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Sidney Street - 4th Floor
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)

(617) 945-9626

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Securities Purchase Agreements

On June 29, 2022, Seres Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain institutional accredited investors (the “IAIs”) named therein (the “Non-Affiliate Purchase Agreement”) and a Securities Purchase Agreement with certain directors and officers of the Company (the “Affiliates”, and collectively with the IAIs, the “Purchasers”) named therein (the “Affiliate Purchase Agreement” and, together with the Non-Affiliate Purchase Agreement, the “Purchase Agreements”). Pursuant to the Purchase Agreements, the Company agreed to issue and sell in a registered direct offering (the “Offering”) (i) an aggregate of 31,238,094 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $3.15 per share (the “Purchase Price”) to the IAIs, for aggregate gross proceeds to the Company of $98.4 million, and (ii) an aggregate of 507,936 shares of Common Stock at the Purchase Price to the Affiliates, for aggregate gross proceeds to the Company of $1.6 million, in each case pursuant to an effective shelf registration statement on Form S-3, as amended (File No. 333-244401) and a related prospectus supplement filed with the Securities and Exchange Commission. The closing of the Offering is expected to occur on or about July 5, 2022, subject to the satisfaction of customary closing conditions.

The Company expects to receive net proceeds from the Offering of approximately $96.8 million, after deducting the placement agent’s fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for commercial readiness and manufacture of SER-109 for the U.S. market, including expanding longer-term commercial manufacturing capacity, advancing the clinical development of SER-109 for the EU market, and other general corporate and working capital purposes. The Company believes that its existing cash, cash equivalents and investments, together with the net proceeds from the Offering, will fund its operations for at least 12 months from the date of the prospectus related to the Offering filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2022. This evaluation does not take into consideration contingent payments associated with SER-109 FDA approval, which the Company anticipates in the first half of 2023, as these are uncertain and there is no assurance the Company will receive them. These contingent payments include the potential to receive a $125 million milestone payment pursuant to the Company’s collaboration and license agreement with NHSc Pharma Partners upon SER-109 FDA approval and a $25 million tranche under its existing term loan with Hercules Capital, Inc., which becomes available upon the satisfaction of certain conditions, including FDA approval of SER-109.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

The foregoing description of the Purchase Agreements is not complete and is qualified in its entirety by reference to the full text of the Non-Affiliate Purchase Agreement and Affiliate Purchase Agreement, forms of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Placement Agency Agreement

On June 29, 2022, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with J.P. Morgan Securities LLC (“J.P. Morgan”) for J.P. Morgan to act as placement agent for the IAIs. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the placement agent, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The foregoing description of the Placement Agency Agreement is not complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated June 30, 2022, regarding the validity of the shares of Common Stock to be issued and sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the completion of the Offering, anticipated proceeds from the Offering, the use of such proceeds from the Offering, and the sufficiency of the Company’s cash, cash equivalents and investments to fund its current or future operating plans. These forward-looking statements are based on the Company’s management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions relating to the Offering. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2022, and their other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent the Company’s management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

5.1	Opinion of Latham & Watkins LLP.

10.1	Form of Non-Affiliate Purchase Agreement.

10.2	Form of Affiliate Purchase Agreement.

10.3	Placement Agency Agreement, dated June 29, 2022, by and between Seres Therapeutics, Inc. and J.P. Morgan Securities LLC.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: June 30, 2022	By:	/s/ Eric D. Shaff
Eric D. Shaff
President and Chief Executive Officer